United States
Securities and Exchange Commission
Washington, D.C.  20549

Form N-CSR
Certified Shareholder Report of Registered Management Investment Companies

811-7193

(Investment Company Act File Number)

Federated Institutional Trust
_______________________________________________________________

(Exact Name of Registrant as Specified in Charter)

Federated Investors Funds
4000 Ericsson Drive
Warrendale, Pennsylvania 15086-7561
(Address of Principal Executive Offices)

(412) 288-1900
(Registrant's Telephone Number)

John W. McGonigle, Esquire
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, Pennsylvania 15222-3779
(Name and Address of Agent for Service)
(Notices should be sent to the Agent for Service)

Date of Fiscal Year End: 10/31/09

Date of Reporting Period: 10/31/09

Item 1.                      Reports to Stockholders

Federated Institutional High Yield Bond Fund

A Portfolio of Federated Institutional Trust

ANNUAL SHAREHOLDER REPORT

October 31, 2009

Institutional Shares

FINANCIAL HIGHLIGHTS
SHAREHOLDER EXPENSE EXAMPLE
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
PORTFOLIO OF INVESTMENTS SUMMARY TABLE
PORTFOLIO OF INVESTMENTS
STATEMENT OF ASSETS AND LIABILITIES
STATEMENT OF OPERATIONS
STATEMENT OF CHANGES IN NET ASSETS
NOTES TO FINANCIAL STATEMENTS
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

BOARD OF TRUSTEES AND TRUST OFFICERS
EVALUATION AND APPROVAL OF ADVISORY CONTRACT
VOTING PROXIES ON FUND PORTFOLIO SECURITIES
QUARTERLY PORTFOLIO SCHEDULE

Financial Highlights - Institutional Shares

(For a Share Outstanding Throughout Each Period)

Year Ended October 31	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$7.29	$10.44	$10.48	$10.70	$12.00
Income From Investment Operations:
Net investment income	0.84[1]	0.82	0.83	0.81	0.81
Net realized and unrealized gain (loss) on investments	1.97	(3.05)	(0.00)[2]	0.22	(0.40)
TOTAL FROM INVESTMENT OPERATIONS	2.81	(2.23)	0.83	1.03	0.41
Less Distributions:
Distributions from net investment income	(0.79)	(0.82)	(0.84)	(0.82)	(0.89)
Distributions from net realized gain on investments	—	(0.10)	(0.03)	(0.43)	(0.82)
TOTAL DISTRIBUTIONS	(0.79)	(0.92)	(0.87)	(1.25)	(1.71)
Redemption Fees	0.01	0.00[2]	0.00[2]	0.00[2]	0.00[2]
Net Asset Value, End of Period	$9.32	$7.29	$10.44	$10.48	$10.70
Total Return[3]	41.20%	(23.07)%	8.12%	10.45%	3.69%
Ratios to Average Net Assets:
Net expenses	0.49%	0.50%	0.50%	0.50%	0.51%
Net investment income	10.31%	8.69%	7.80%	7.72%	7.50%
Expense waiver/reimbursement[4]	0.14%	0.45%	0.69%	1.21%	1.03%
Supplemental Data:
Net assets, end of period (000 omitted)	$296,085	$60,125	$49,034	$39,358	$19,547
Portfolio turnover	14%	29%	44%	54%	35%
1	Per share number has been calculated using the average shares method.
2	Represents less than $0.01.
3	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
4	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.
  See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Shareholder Expense Example (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase or redemption payments and redemption/exchange fees; and (2) ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or shareholder services fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2009 to October 31, 2009.

ACTUAL EXPENSES

The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Annual Shareholder Report

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase or redemption payments, or redemption/exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.
	Beginning Account Value 5/1/2009	Ending Account Value 10/31/2009	Expenses Paid During Period[1]
Actual	$1,000	$1,217.40	$2.74
Hypothetical (assuming a 5% return before expenses)	$1,000	$1,022.74	$2.50
1	Expenses are equal to the Fund's annualized net expense ratio of 0.49%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half-year period).
Annual Shareholder Report

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400.

Management's Discussion of Fund
Performance (unaudited)

The total return of the Fund's Institutional Shares, based on net asset value, for the 12-month reporting period was 41.20%. The total return of the Barclays Capital US High Yield 2% Issuer Constrained Index (BCHY2%ICI),1 a broad-based securities market index, was 48.65% during the 12-month reporting period. The Fund's total return for the most recently completed fiscal year reflected actual cash flows, transaction costs and other expenses which were not reflected in the total return of the BCHY2%ICI.

HIGH-YIELD MARKET OVERVIEW

The high-yield market staged a spectacular rally during the 12 months ended October 31, 2009. This rally started from severely depressed levels brought about by the global financial crisis which led to the most significant recession in the post-war period. Despite rising default rates and very weak economic growth in the first half of 2009, the high-yield market bottomed in mid December 2008 and moved aggressively higher, discounting near-term economic weakness and anticipating rebounding economic growth in the second half of 2009. Unprecedented global fiscal and monetary policy stimuli, coupled with worldwide government intervention to stabilize financial institutions, were the primary drivers of economic recovery and high-yield performance. For the overall period, the BCHY2%ICI returned 48.65% compared to 13.79% for the Barclays Capital US Aggregate Bond Index,2 a measure of high-quality bond performance. Indicative of this substantial outperformance by the BCHY2%ICI was the decline in yield spreads between high-yield bonds and U.S. Treasurys. For example, the spread between the Credit Suisse High Yield Bond Index3 and comparable Treasurys declined from 14.71% on October 31, 2008 to 7.31% on October 31, 2009.

1	The BCHY2%ICI is the 2% Issuer Cap component of the Barclays Capital U.S. Corporate High Yield Index (BCHYI). The BCHYI is an index that covers the universe of fixed-rate, noninvestment-grade debt. Pay-in-kind (PIK) bonds, eurobonds, and debt issues from countries designated as emerging markets (e.g., Argentina, Brazil, Venezuela, etc.) are excluded, but Canadian and global bonds (SEC registered) of issuers in non-EMG countries are included. Original issue zeroes, step up coupon structures, and 144-As are also included. The index is unmanaged, and unlike the Fund, is not affected by cash flows.
2	The Barclays Capital US Aggregate Bond Index is composed of U.S. dollar denominated, investment-grade, taxable bonds. The Index includes bonds from the U.S. Treasury, government-related, corporate, mortgage-backed, asset-backed and commercial mortgage-backed sectors. The index is unmanaged, and unlike the Fund, is not affected by cash flows.
3	Credit Suisse High Yield Index serves as a benchmark to evaluate the performance of low-quality bonds. Low quality is defined as those bonds in the range from BB to CCC and defaults. Investments cannot be made in an index. The index is unmanaged, and unlike the Fund, is not affected by cash flows.
Annual Shareholder Report

Within the high-yield market4 during the reporting period, major industry sectors that substantially outperformed the BCHY2%ICI included Financial Institutions, Services, Restaurants, Retail and Home Construction. The Media-Cable, Electric Utilities, Aerospace/Defense, Supermarket, Paper and Chemical sectors underperformed the BCHY2%ICI. From a ratings quality perspective the CCC-rated sector returned 57.23%, outdistancing the BB-rated sector, which returned 42.54% and the B-rated sector, which returned 35.00%. The strong performance of the BB-rated sector relative to the B-rated sector is mainly related to the substantial outperformance of the BB-rated Financial Institutions.

FUND PERFORMANCE

The Fund underperformed the BCHY2%ICI for the reporting period although it ranked in the top quartile in the Lipper High Current Yield Fund Category for the one-year time period ending October 31, 2009, ranking 108 out of 460 funds.5 Two main factors led to the Fund's underperformance versus the BCHY2%ICI. First, the Fund was underweight, relative to the BCHY2%ICI, the Financial Institutions sector, which returned 122.80% during the period. The Financial Institutions sector has historically been a relatively small portion of the high-yield market. Given the distress in the financial industry in 2008/2009, the sector expanded rapidly in size during the period as distressed issuers were downgraded into the high-yield category (entering the benchmark at relatively low dollar prices). Many of these Financial Institutions subsequently benefitted from government intervention which caused their bond prices to rise substantially. Second, the Fund, while overweight, relative to the BCHY2%ICI, the strong performing CCC-rated sector, generally had more exposure to lower-yielding, CCC-rated securities versus the higher-yielding, distressed segment of the CCC-rated universe, which exhibited the strongest performance. This was especially true in the Automotive, Chemical, Gaming, Technology and Wireline Telecommunications industry sectors. The Fund was also negatively impacted by overweight positions, relative to the BCHY2%ICI, to more conservative industry sectors such as Aerospace/Defense, Health Care, Consumer Products, Food and Beverage. An overweight position, relative to the BCHY2%ICI, and poor security selection in the Media-non Cable sector also detracted from performance. Specific fund holdings that substantially underperformed the BCHY2%ICI included: Hard Rock Park Operations; aluminum fabricator, Aleris International; World Directories, a publisher of print and online directories; Fairpoint Communications and Panolam Industries, a manufacturer of decorative laminates.

4	Bond prices are sensitive to changes in interest rates and a rise in interest rates can cause a decline in their prices. High-yield, lower-rated securities generally entail greater market, credit and liquidity risks than investment-grade securities and may include higher volatility and a higher risk of default.
5	Past performance is no guarantee of future results. Lipper rankings are based on total returns and do not take sales charges into account. For the 5-year time period ending October 31, 2009, the fund ranked 19 out of 331 funds.
Annual Shareholder Report

During the period, the Fund benefitted from strong security selection in the Retail and Natural Gas industry sectors. The fund also was positively impacted by underweight positions, relative to the BCHY2%ICI, in the poor performing Media-Cable, Paper and Electric Utility sectors. Strong security selection in Consumer Products, Food and Beverage, Health Care and Industrial-Other helped offset the negative impact of having overweight positions in these less risky (and hence underperforming) industry sectors. Specific Fund holdings that substantially outperformed the BCHY2%ICI included: Pilgrim's Pride Corp., a producer of prepared and fresh chicken products; Univision Television Group; Nuveen Investments; XM Satellite Radio; West Corp., a communications services company and GMAC LLC. Annual Shareholder Report

GROWTH OF A $10,000 INVESTMENT - INSTITUTIONAL SHARES

The graph below illustrates the hypothetical investment of $10,0001 in the Federated Institutional High Yield Bond Fund (the “Fund”) from November 1, 2002 (start of performance) to October 31, 2009 compared to the Barclays Capital High Yield 2% Issuer Constrained Index (BCHY2%ICI)2 and the Lipper High Current Yield Funds Average (LHCYFA).2

Average Annual Total Returns[3] for the Period Ended 10/31/2009
1 Year	41.20%
5 Years	6.11%
Start of Performance (11/1/2002)	9.67%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns shown include the maximum redemption charge of 2.00%, as applicable.

1	Represents a hypothetical investment of $10,000 in the Fund. A 2.00% redemption fee will be applied to any redemption less than 90 days from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The BCHY2%ICI and the LHCYFA have been adjusted to reflect reinvestment of dividends on securities in the indices.
2	The BCHY2%ICI is not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund's performance. The LHCYFA represents the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling in the category and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a fund's performance. The index is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest in an index or an average.
3	Total returns quoted reflect all applicable sales charges and contingent deferred sales charges.

Annual Shareholder Report

Portfolio of Investments Summary
Table (unaudited)

At October 31, 2009, the Fund's index classification1 was as follows:

Index Classification	Percentage of Total Net Assets[2]
Health Care	9.9%
Media — Non-cable	9.1%
Gaming	6.7%
Consumer Products	5.7%
Food & Beverage	5.6%
Wireless Communications	5.6%
Retailers	5.2%
Technology	4.9%
Industrial — Other	4.5%
Energy	3.7%
Financial Institutions	3.6%
Other[3]	33.5%
Cash Equivalents[4]	1.3%
Other Assets and Liabilities — Net[5]	0.7%
TOTAL	100.0%
1	Index classifications are based upon, and individual portfolio securities are assigned to, the classifications and sub-classifications of the Barclays Capital High Yield 2% Issuer Constrained Index (BCHY2%ICI). Individual portfolio securities that are not included in the BCHY2%ICI are assigned to an index classification by the Fund's Adviser.
2	As of the date specified above, the Fund owned shares of one or more affiliated investment companies. For purposes of this table, the affiliated investment company (other than an affiliated money market fund) is not treated as a single portfolio security, but rather the Fund is treated as owning a pro rata portion of each security and each other asset and liability owned by the affiliated investment company. Accordingly, the percentages of total net assets shown in the table will differ from those presented on the Portfolio of Investments.
3	For purposes of this table, index classifications which constitute less than 3.5% of the Fund's total net assets have been aggregated under the designation “Other.”
4	Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements.
5	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
Annual Shareholder Report

Portfolio of Investments

October 31, 2009

Principal Amount or Shares			Value
		Corporate Bonds – 59.5%
		Aerospace/Defense – 1.6%
$650,000		Alliant Techsystems, Inc., Sr. Sub. Note, 6.75%, 4/1/2016	641,875
850,000	[1,2]	Altegrity, Inc., Company Guarantee, 10.50%, 11/1/2015	726,750
275,000	[1,2]	Altegrity, Inc., Company Guarantee, 11.75%, 5/1/2016	220,000
100,000		Hawker Beechcraft Acquisition Co. LLC/Hawker Beechcraft Notes, Sr. Sub. Note, (Series WI), 9.75%, 4/1/2017	67,250
625,000		L-3 Communications Corp., Sr. Sub. Note, 6.125%, 1/15/2014	621,875
900,000		L-3 Communications Corp., Sr. Sub. Note, 6.125%, 7/15/2013	911,250
175,000		L-3 Communications Holdings, Inc., Sr. Sub. Note, 5.875%, 1/15/2015	171,062
75,000		L-3 Communications Holdings, Inc., Sr. Sub. Note, (Series B), 6.375%, 10/15/2015	74,438
250,000	[1,2]	Sequa Corp., Sr. Note, 11.75%, 12/1/2015	213,750
118,051	[1,2]	Sequa Corp., Sr. PIK Deb., 13.50%, 12/1/2015	96,212
300,000		TransDigm, Inc., Sr. Sub. Note, 7.75%, 7/15/2014	303,000
600,000	[1,2]	TransDigm, Inc., Sr. Sub. Note, (Series 144A), 7.75%, 7/15/2014	606,000
		TOTAL	4,653,462
		Automotive – 2.0%
50,000	[1,2]	Affinia Group, Inc., Sr. Secd. Note, 10.75%, 8/15/2016	55,125
200,000	[3,4]	Cooper-Standard Automotive, Inc., Sr. Sub. Note, 8.375%, 12/15/2014	33,000
175,000		Ford Motor Credit Co., Floating Rate Note — Sr. Note, 3.034%, 1/13/2012	155,969
525,000		Ford Motor Credit Co., Note, 7.25%, 10/25/2011	515,153
525,000		Ford Motor Credit Co., Note, 7.50%, 8/1/2012	511,584
500,000		Ford Motor Credit Co., Sr. Note, 8.00%, 6/1/2014	486,603
1,275,000		Ford Motor Credit Co., Sr. Note, 9.875%, 8/10/2011	1,304,781
900,000		Ford Motor Credit Co., Sr. Unsecd. Note, 8.00%, 12/15/2016	870,503
525,000	[3,4]	General Motors Corp., Deb., 7.40%, 9/1/2025	77,438
325,000		Navistar International Corp., Sr. Note, 8.25%, 11/1/2021	318,906
500,000		Tenneco Automotive, Inc., Sr. Sub. Note, 8.625%, 11/15/2014	473,750
1,275,000		United Components, Inc., Sr. Sub. Note, 9.375%, 6/15/2013	1,214,437
		TOTAL	6,017,249
		Building Materials – 0.4%
75,000	[1,2]	Associated Materials, Inc., Sr. Secd. Note, 9.875%, 11/15/2016	77,250
50,000	[1,2]	Interface, Inc., Sr. Secd. Note, 11.375%, 11/1/2013	54,250
625,000		Norcraft Holdings LP, Sr. Disc. Note, 9.75%, 9/1/2012	592,187
150,000		Nortek Holdings, Inc., Sr. Secd. Note, 10.00%, 12/1/2013	152,625
Annual Shareholder Report

$200,000	[3,4]	Nortek Holdings, Inc., Sr. Sub. Note, 8.50%, 9/1/2014	145,500
250,000		Ply Gem Industries, Inc., Sr. Secd. Note, 11.75%, 6/15/2013	235,625
		TOTAL	1,257,437
		Chemicals – 1.8%
200,000	[1,2]	Ashland, Inc., Sr. Unsecd. Note, 9.125%, 6/1/2017	216,500
250,000	[1,3,4]	Chemtura Corp., Sr. Note, 6.875%, 6/1/2016	264,375
325,000	[1,2]	Compass Minerals International, Inc., Sr. Note, (Series 144A), 8.00%, 6/1/2019	336,375
500,000		Hexion U.S. Finance Corp., Sr. Secd. Note, 9.75%, 11/15/2014	427,500
675,000	[1,2]	Huntsman International LLC, Company Guarantee, (Series 144A), 5.50%, 6/30/2016	587,250
550,000		Koppers Holdings, Inc., Sr. Disc. Note, 0/9.875%, 11/15/2014	552,750
14,000		Nalco Co., Sr. Note, 7.75%, 11/15/2011	14,088
375,000	[1,2]	Nalco Co., Sr. Note, 8.25%, 5/15/2017	395,625
875,000		Nalco Co., Sr. Sub. Note, 8.875%, 11/15/2013	905,625
725,000		Solutia, Inc., 8.75%, 11/1/2017	754,000
700,000	[1,2]	Terra Capital, Inc., Sr. Note, (Series 144A), 7.75%, 11/1/2019	707,000
75,000		Union Carbide Corp., Deb., 7.50%, 6/1/2025	64,224
		TOTAL	5,225,312
		Consumer Products – 3.4%
675,000	[1,2]	AAC Group Holding Corp., Sr. Disc. Note, 10.25%, 10/1/2012	661,500
80,600		AAC Group Holding Corp., Sr. PIK Deb., 16.75%, 10/1/2012	57,629
725,000	[1,2]	American Achievement Corp., Sr. Sub. Note, 8.25%, 4/1/2012	721,375
825,000		Central Garden & Pet Co., Company Guarantee, 9.125%, 2/1/2013	839,437
725,000		Jarden Corp., Sr. Sub. Note, 7.50%, 5/1/2017	717,750
400,000		Jarden Corp., Sr. Unsecd. Note, 8.00%, 5/1/2016	414,000
1,025,000		Jostens Holding Corp., Discount Bond, 10.25%, 12/1/2013	1,060,875
1,700,000		Jostens IH Corp., Sr. Sub. Note, 7.625%, 10/1/2012	1,719,125
875,000		School Specialty, Inc., Conv. Bond, 3.75%, 8/1/2023	848,094
400,000	[1,2]	Sealy Mattress Co., Sr. Secd. Note, (Series 144A), 10.875%, 4/15/2016	450,000
875,000		Sealy Mattress Co., Sr. Sub. Note, 8.25%, 6/15/2014	853,125
900,000		Spectrum Brands, Inc., Bond, 12.00%, 8/28/2019	859,500
100,000	[1,3,4]	True Temper Sports, Inc., Sr. Sub. Note, 8.375%, 9/15/2011	10
900,000		Visant Holding Corp., Sr. Note, 8.75%, 12/1/2013	924,750
		TOTAL	10,127,170
		Energy – 2.1%
175,000		Basic Energy Services, Inc., Company Guarantee, 7.125%, 4/15/2016	146,125
1,500,000		Chesapeake Energy Corp., Sr. Note, 6.875%, 1/15/2016	1,455,000
Annual Shareholder Report

$250,000		Chesapeake Energy Corp., Sr. Note, 7.50%, 9/15/2013	255,000
325,000		Chesapeake Energy Corp., Sr. Note, 9.50%, 2/15/2015	353,437
275,000		Cie Generale de Geophysique, Company Guarantee, 7.50%, 5/15/2015	274,313
225,000		Cie Generale de Geophysique, Sr. Unsecd. Note, 7.75%, 5/15/2017	223,875
175,000		Complete Production Services, Inc., Sr. Note, 8.00%, 12/15/2016	166,688
275,000		Denbury Resources, Inc., Sr. Sub. Note, 9.75%, 3/1/2016	296,312
300,000		Forest Oil Corp., Sr. Note, 7.25%, 6/15/2019	281,250
125,000	[1,2]	Forest Oil Corp., Sr. Note, 8.50%, 2/15/2014	127,500
275,000	[1,2]	Hilcorp Energy I LP/Hilcorp Finance Co., Sr. Note, 7.75%, 11/1/2015	264,000
425,000	[1,2]	Linne Energy LLC, Note, (Series 144A), 11.75%, 5/15/2017	474,406
200,000	[1,2]	Petroplus Finance LTD, Company Guarantee, 6.75%, 5/1/2014	188,000
50,000	[1,2]	Petroplus Finance LTD, Company Guarantee, 7.00%, 5/1/2017	45,500
75,000		Pioneer Natural Resources, Inc., Bond, 6.875%, 5/1/2018	72,071
50,000		Plains Exploration & Production Co., Sr. Note, 7.00%, 3/15/2017	47,750
150,000		Plains Exploration & Production Co., Sr. Note, 7.625%, 6/1/2018	146,438
250,000		Plains Exploration & Production Co., Sr. Note, 7.75%, 6/15/2015	248,125
50,000		Range Resources Corp., Sr. Sub. Note, 6.375%, 3/15/2015	49,250
50,000		Range Resources Corp., Sr. Sub. Note, 7.50%, 5/15/2016	50,375
100,000	[1,2]	Sandridge Energy, Inc., Company Guarantee, 8.00%, 6/1/2018	99,500
750,000	[1,2]	Sandridge Energy, Inc., Sr. Unsecd. Note, 9.875%, 5/15/2016	806,250
150,000		Southwestern Energy Co., Sr. Note, 7.50%, 2/1/2018	154,875
		TOTAL	6,226,040
		Entertainment – 0.9%
800,000	[1,2]	Cinemark, Inc., Company Guarantee, (Series 144A), 8.625%, 6/15/2019	832,000
150,000	[1,3,4,5]	Hard Rock Park Operations LLC, Sr. Secd. Note, 1.00%, 4/1/2012	0
200,000	[1,2]	Regal Cinemas, Inc., Company Guarantee, (Series 144A), 8.625%, 7/15/2019	208,000
700,000		Universal City Development Partners Ltd., Sr. Note, 11.75%, 4/1/2010	705,250
575,000	[1,2]	Universal City Development Partners Ltd., Sr. Note, (Series 144A), 8.875%, 11/15/2015	572,125
150,000	[1,2]	Universal City Development Partners Ltd., Sr. Sub. Note, (Series 144A), 10.875%, 11/15/2016	150,750
225,000		Universal City Florida Holding Co., Floating Rate Note, 5.233%, 5/1/2010	226,125
		TOTAL	2,694,250
		Environmental – 0.0%
100,000		Browning-Ferris Industries, Inc., Deb., 9.25%, 5/1/2021	121,438
Annual Shareholder Report

		Financial Institutions – 2.0%
$150,000		American Real Estate Partners LP Finance, Sr. Note, 7.125%, 2/15/2013	148,125
2,675,000	[1,2]	General Motors Acceptance Corp., LLC, Note, (Series 144A), 6.875%, 9/15/2011	2,594,750
746,000	[1,2]	General Motors Acceptance Corp., LLC, Note, 7.00%, 2/1/2012	719,890
432,000	[1,2]	General Motors Acceptance Corp., LLC, Note, (Series 144A), 8.00%, 11/1/2031	373,680
750,000		Lender Processing Services, Sr. Note, 8.125%, 7/1/2016	793,125
1,375,000	[1,2]	Nuveen Investments, Sr. Note, 10.50%, 11/15/2015	1,223,750
225,000		iPayment Holdings, Inc., Sr. Sub. Note, (Series WI), 9.75%, 5/15/2014	165,375
		TOTAL	6,018,695
		Food & Beverage – 3.5%
225,000		ASG Consolidated LLC, Sr. Disc. Note, 11.50%, 11/1/2011	221,063
1,175,000		Aramark Corp., Sr. Note, 8.50%, 2/1/2015	1,192,625
100,000		Aramark Services, Inc., Floating Rate Note — Sr. Note, 3.983%, 2/1/2015	89,000
1,350,000		B&G Foods Holdings Corp., Sr. Note, 8.00%, 10/1/2011	1,377,000
83,825	[5]	B&G Foods, Inc., Company Guarantee Sr. Sub. Note, 12.00%, 10/30/2016	637,070
550,000		Constellation Brands, Inc., 8.375%, 12/15/2014	583,000
50,000		Constellation Brands, Inc., Sr. Note, 7.25%, 5/15/2017	50,375
75,000		Constellation Brands, Inc., Sr. Note, 7.25%, 9/1/2016	75,563
675,000		Dean Foods Co., Company Guarantee, 7.00%, 6/1/2016	658,125
200,000		Del Monte Corp., Sr. Sub. Note, 6.75%, 2/15/2015	200,500
625,000		Michael Foods, Inc., Sr. Sub. Note, 8.00%, 11/15/2013	639,062
600,000	[1,2]	Michael Foods, Inc., Sr. Unsecd. Note, (Series 144A), 9.75%, 10/1/2013	622,500
275,000	[3,4]	Pilgrim's Pride Corp., Sr. Sub. Note, 8.375%, 5/1/2017	307,312
600,000		Pinnacle Foods Finance LLC/Pinnacle Foods Finance Corp., Sr. Note, (Series WI), 9.25%, 4/1/2015	609,000
325,000		Pinnacle Foods Finance LLC/Pinnacle Foods Finance Corp., Sr. Sub. Note, (Series WI), 10.625%, 4/1/2017	333,125
1,025,000		Reddy Ice Group, Inc., Sr. Disc. Note, 10.50%, 11/1/2012	948,125
525,000		Smithfield Foods, Inc., Note, 7.75%, 5/15/2013	472,500
250,000		Smithfield Foods, Inc., Sr. Note, 7.75%, 7/1/2017	205,000
350,000	[1,2]	Smithfield Foods, Inc., Sr. Unsecd. Note, 10.00%, 7/15/2014	369,250
550,000		Tyson Foods, Inc., Sr. Unsecd. Note, 10.50%, 3/1/2014	629,750
		TOTAL	10,219,945
Annual Shareholder Report

		Gaming – 4.2%
$825,000	[1,2]	American Casino & Entertainment, Sr. Secd. Note, (Series 144A), 11.00%, 6/15/2014	730,125
850,000	[1,2]	Ameristar Casinos, Inc., Sr. Unsecd. Note, 9.25%, 6/1/2014	888,250
950,000		Global Cash Access LLC, Sr. Sub. Note, 8.75%, 3/15/2012	950,000
975,000	[1,2]	Great Canadian Gaming Corp., Company Guarantee, 7.25%, 2/15/2015	936,000
450,000	[1,2]	Harrah's Entertainment, Inc., Sr. Secd. Note, 11.25%, 6/1/2017	461,250
325,000	[1,2]	Harrah's Entertainment, Inc., Sr. Secd. Note, (Series 144A), 11.25%, 6/1/2017	333,125
175,000	[1,3,4]	Herbst Gaming, Inc., Sr. Sub. Note, 7.00%, 11/15/2014	9,734
1,050,000	[1,2]	Indianapolis Downs LLC /Indiana Downs Capital Corp., Sr. Secd. Note, 11.00%, 11/1/2012	677,250
62,572	[1,2]	Indianapolis Downs LLC /Indiana Downs Capital Corp., Sub. PIK Note, 15.50%, 11/1/2013	20,962
550,000		Jacobs Entertainment, Inc., Sr. Note, 9.75%, 6/15/2014	503,250
100,000	[1,2]	MGM Mirage, 10.375%, 5/15/2014	107,000
375,000		MGM Mirage, Sr. Note, 5.875%, 2/27/2014	275,625
650,000		MGM Mirage, Sr. Note, 7.50%, 6/1/2016	500,500
300,000	[1,2]	MGM Mirage, Sr. Secd. Note, 11.125%, 11/15/2017	331,500
150,000	[1,2]	MGM Mirage, Sr. Secd. Note, 13.00%, 11/15/2013	171,000
225,000		MGM Mirage, Sr. Sub. Note, 8.375%, 2/1/2011	206,438
675,000	[1,2]	MGM Mirage, Sr. Unsecd. Note, (Series 144A), 11.375%, 3/1/2018	610,875
150,000		Mandalay Resort Group, Sr. Sub. Note, 9.375%, 2/15/2010	150,375
475,000	[1,2]	Peninsula Gaming, LLC, Sr. Secd. Note, (Series 144A), 8.375%, 8/15/2015	473,812
625,000	[1,2]	Peninsula Gaming, LLC, Sr. Unsecd. Note, (Series 144A), 10.75%, 8/15/2017	623,437
250,000		Penn National Gaming, Inc., Sr. Sub. Note, 6.75%, 3/1/2015	240,000
500,000	[1,2]	Penn National Gaming, Inc., Sr. Unsecd. Note, (Series 144A), 8.75%, 8/15/2019	491,250
525,000	[1,2]	San Pasqual Casino Development Group, Inc., Sr. Note, 8.00%, 9/15/2013	501,375
575,000	[1,2]	Shingle Springs Tribal Gaming, Sr. Note, 9.375%, 6/15/2015	411,125
325,000	[1,2]	Tunica-Biloxi Gaming Authority, Sr. Unsecd. Note, 9.00%, 11/15/2015	294,125
850,000	[1,2]	Wynn Las Vegas LLC, 1st Mtg. Bond, (Series 144A), 7.875%, 11/1/2017	839,375
400,000		Wynn Las Vegas LLC, 1st Mtg. Note, 6.625%, 12/1/2014	382,000
400,000	[1,2]	Yonkers Racing Corp., 11.375%, 7/15/2016	418,000
		TOTAL	12,537,758
Annual Shareholder Report

		Health Care – 6.1%
$825,000		AMR Holding Co./Emcare Holding Co., Sr. Sub. Note, 10.00%, 2/15/2015	870,375
900,000		Accellent, Inc., Sr. Sub., 10.50%, 12/1/2013	886,500
225,000		Bausch & Lomb, Inc., Sr. Unsecd. Note, 9.875%, 11/1/2015	234,000
75,000		Bio Rad Laboratories, Inc., Sr. Sub. Note, 6.125%, 12/15/2014	73,125
775,000	[1,2]	Bio Rad Laboratories, Inc., Sr. Sub., (Series 144A), 8.00%, 9/15/2016	800,187
50,000		Biomet, Inc., Sr. Note, (Series WI), 10.375%, 10/15/2017	54,063
1,325,000		Biomet, Inc., Sr. Sub. Note, (Series WI), 11.625%, 10/15/2017	1,459,156
650,000		CRC Health Corp., Sr. Sub. Note, 10.75%, 2/1/2016	513,500
575,000	[1,2]	Fresenius Medical Care AG & Co. KGaA, Sr. Unsecd. Note, 9.00%, 7/15/2015	635,375
100,000		HCA, Inc., Sr. Note, 7.50%, 11/6/2033	83,009
1,917,000		HCA, Inc., Sr. Secd. 2nd Priority Note, PIK, 9.625%, 11/15/2016	2,039,209
625,000	[1,2]	HCA, Inc., Sr. Secd. Note, 8.50%, 4/15/2019	665,625
875,000		HCA, Inc., Sr. Secd. Note, 9.25%, 11/15/2016	916,562
525,000	[1,2]	HCA, Inc., Sr. Secd. Note, (Series 144A), 7.875%, 2/15/2020	542,063
450,000		Inverness Medical Innovations, Inc., Sr. Note, 7.875%, 2/1/2016	445,500
600,000		Inverness Medical Innovations, Inc., Sr. Sub. Note, 9.00%, 5/15/2016	610,500
625,000		National Mentor Holdings, Inc., Sr. Sub. Note, 11.25%, 7/1/2014	623,437
250,000		Omnicare, Inc., Sr. Sub. Note, 6.125%, 6/1/2013	241,250
850,000		Omnicare, Inc., Sr. Sub. Note, 6.875%, 12/15/2015	809,625
200,000	[1,2]	Psychiatric Solutions, Inc., Sr. Sub. Note, 7.75%, 7/15/2015	193,000
225,000	[1,2]	Talecris Biotherapeutics Holdings Corp., Sr. Unsecd. Note, 7.75%, 11/15/2016	228,938
700,000		United Surgical Partners International, Inc., Company Guarantee, 9.25%, 5/1/2017	698,250
325,000		Universal Hospital Services, Inc., Floating Rate Note — Sr. Secured Note, 4.635%, 6/1/2015	274,625
250,000		Universal Hospital Services, Inc., Sr. Secd. Note, 8.50%, 6/1/2015	248,750
925,000		VWR Funding, Inc., Company Guarantee, (Series WI), PIK, 11.75%, 7/15/2015	869,500
275,000		Vanguard Health Holdings II, Company Guarantee, 0/11.25%, 10/1/2015	290,125
650,000		Vanguard Health Holdings II, Sr. Sub. Note, 9.00%, 10/1/2014	679,250
850,000		Ventas Realty LP, 6.50%, 6/1/2016	816,000
50,000		Ventas Realty LP, Sr. Note, 6.50%, 6/1/2016	48,000
225,000		Ventas Realty LP, Sr. Note, 6.75%, 4/1/2017	217,125
978,000	[1,2]	Viant Holdings, Inc., Company Guarantee, 10.125%, 7/15/2017	933,990
		TOTAL	18,000,614
Annual Shareholder Report

		Industrial@0018Other – 2.8%
$850,000		ALH Finance LLC/ALH Finance Corp., Sr. Sub. Note, 8.50%, 1/15/2013	833,000
100,000		American Tire Distributors, Inc., Sr. Note, 10.75%, 4/1/2013	94,125
200,000	[1,2]	Baker & Taylor Acquisition Corp., Sr. Secd. Note, 11.50%, 7/1/2013	83,250
200,000		Baldor Electric Co., Sr. Note, 8.625%, 2/15/2017	207,000
450,000	[1,2]	Belden CDT, Inc., Company Guarantee, 9.25%, 6/15/2019	483,750
225,000		Belden CDT, Inc., Sr. Sub. Note, 7.00%, 3/15/2017	218,250
275,000	[1,2]	ESCO Corp., Floating Rate Note — Sr. Note, 4.174%, 12/15/2013	252,313
400,000	[1,2]	ESCO Corp., Sr. Note, 8.625%, 12/15/2013	397,000
137,000		Education Management LLC, Sr. Sub. Note, 10.25%, 6/1/2016	150,015
100,000		General Cable Corp., Floating Rate Note — Sr. Note, 2.664%, 4/1/2015	88,250
775,000		General Cable Corp., Sr. Note, 7.125%, 4/1/2017	751,750
75,000		Hawk Corp., Sr. Note, 8.75%, 11/1/2014	75,750
250,000		Interline Brands, Inc., Sr. Sub. Note, 8.125%, 6/15/2014	247,500
575,000	[1,2]	Knowledge Learning Corp., Sr. Sub. Note, 7.75%, 2/1/2015	564,219
375,000		Mueller Water Products, Inc., Sr. Sub. Note, (Series WI), 7.375%, 6/1/2017	326,250
750,000	[1,2]	Reliance Intermediate Holdings LP, 9.50%, 12/15/2019	775,312
525,000		Rental Service Corp., Sr. Note, 9.50%, 12/1/2014	521,062
350,000	[1,2]	Rental Service Corp., Sr. Secd. Note, 10.00%, 7/15/2017	381,500
675,000		SPX Corp., Sr. Unsecd. Note, 7.625%, 12/15/2014	698,625
750,000		Sensus Metering Systems, Inc., Sr. Sub. Note, 8.625%, 12/15/2013	753,750
300,000		Valmont Industries, Inc., Sr. Sub. Note, 6.875%, 5/1/2014	303,750
		TOTAL	8,206,421
		Lodging – 0.6%
625,000		Host Hotels & Resorts LP, Sr. Note, 6.875%, 11/1/2014	614,062
150,000		Host Marriott LP, Note, (Series Q), 6.75%, 6/1/2016	143,625
250,000		Host Marriott LP, Unsecd. Note, 7.125%, 11/1/2013	250,000
625,000		Royal Caribbean Cruises Ltd., Sr. Note, 7.00%, 6/15/2013	606,250
250,000		Royal Caribbean Cruises Ltd., Sr. Note, 7.25%, 6/15/2016	233,750
		TOTAL	1,847,687
		Media@0018Cable – 1.2%
125,000	[1,2]	CSC Holdings, Inc., Sr. Note, 8.50%, 4/15/2014	132,656
675,000	[3,4]	Charter Communications Holdings II, 8.75%, 11/15/2013	740,813
375,000	[3,4]	Charter Communications Holdings II, Sr. Note, 10.25%, 9/15/2010	455,625
775,000		Kabel Deutschland GMBH, Company Guarantee, 10.625%, 7/1/2014	820,531
300,000	[1,2]	Videotron Ltee, Company Guarantee, 9.125%, 4/15/2018	326,250
75,000		Videotron Ltee, Company Guarantee, (Series WI), 9.125%, 4/15/2018	81,563
Annual Shareholder Report

$50,000		Videotron Ltee, Sr. Note, 6.375%, 12/15/2015	49,000
975,000		Virgin Media, Inc., Company Guarantee, (Series 1), 9.50%, 8/15/2016	1,035,937
		TOTAL	3,642,375
		Media@0018Non-Cable – 5.6%
96,636	[1,3,4]	Affinity Group Holding, Inc., Sr. Note, 10.875%, 2/15/2012	39,138
75,000		Affinity Group, Inc., Sr. Sub. Note, 9.00%, 2/15/2012	52,500
275,000		DIRECTV Holdings LLC, Sr. Note, 6.375%, 6/15/2015	285,312
269,000	[3,4]	Dex Media West LLC, Sr. Sub. Note, (Series B), 9.875%, 8/15/2013	54,473
350,000	[3,4]	Dex Media, Inc., Discount Bond, 9.00%, 11/15/2013	64,750
1,250,000		Echostar DBS Corp., Sr. Note, 6.625%, 10/1/2014	1,221,875
725,000	[1,2]	FoxCo Acquisitions, LLC, Sr. Note, 13.375%, 7/15/2016	511,125
225,000	[3,4]	Idearc, Inc., Company Guarantee, 8.00%, 11/15/2016	12,375
1,950,000		Intelsat Jackson Ltd., Sr. Note, 11.25%, 6/15/2016	2,086,500
1,875,000		Intelsat Jackson Ltd., Sr. Unsecd. Note, 0/9.50%, 2/1/2015	1,872,656
925,000		Interpublic Group Cos., Inc., Sr. Unsecd. Note, (Series 144A), 10.00%, 7/15/2017	999,000
375,000		Lamar Media Corp., Company Guarantee, 9.75%, 4/1/2014	414,375
425,000		Lamar Media Corp., Sr. Sub. Note, 6.625%, 8/15/2015	403,750
350,000		Lamar Media Corp., Sr. Sub. Note, 7.25%, 1/1/2013	345,625
175,000		Lamar Media Corp., Sr. Unsecd. Note, (Series C), 6.625%, 8/15/2015	166,250
1,225,000	[1,2]	MDC Corporation Inc., Company Guarantee, (Series 144A), 11.00%, 11/1/2016	1,232,656
925,000	[1,2]	Medimedia USA, Inc., Sr. Sub. Note, 11.375%, 11/15/2014	689,125
293,906	[1,2]	Newport Television LLC, Sr. Note, PIK, 13.00%, 3/15/2017	104,337
612,539	[1,2]	Nexstar Broadcasting Group, Inc., Company Guarantee, 7.00%, 1/15/2014	414,229
225,000		Nexstar Broadcasting Group, Inc., Company Guarantee, PIK, 0.5/7.00%, 1/15/2014	152,438
350,000		Nielsen Finance LLC/Nielsen Finance Co., Company Guarantee, 0/12.50%, 8/1/2016	304,937
350,000		Nielsen Finance LLC/Nielsen Finance Co., Sr. Note, 11.50%, 5/1/2016	373,625
675,000		Nielsen Finance LLC/Nielsen Finance Co., Sr. Note, 11.625%, 2/1/2014	723,937
950,000	[1,2]	QVC, Inc., Sr. Secd. Note, (Series 144A), 7.50%, 10/1/2019	954,750
100,000		Quebecor Media, Inc., Sr. Unsecd. Note, (Series WI), 7.75%, 3/15/2016	99,250
225,000		Quebecor Media, Inc., Sr. Unsecd. Note, (Series WI), 7.75%, 3/15/2016	223,312
75,000	[3,4]	R.H. Donnelly Corp, Sr. Disc. Note, (Series A-2), 6.875%, 1/15/2013	4,688
Annual Shareholder Report

$75,000	[3,4]	R.H. Donnelly Corp, Sr. Disc. Note, (Series W1), 6.875%, 1/15/2013	4,688
225,000	[3,4]	R.H. Donnelly Corp, Sr. Note, 8.875%, 10/15/2017	14,063
50,000	[3,4]	R.H. Donnelly Corp, Sr. Note, (Series A-3), 8.875%, 1/15/2016	3,125
975,000	[1,2]	Rainbow National Services LLC, Sr. Sub. Note, 10.375%, 9/1/2014	1,028,625
1,000,000		Southern Graphics Systems, Inc., Sr. Sub. Note, (Series WI), 12.00%, 12/15/2013	955,000
210,500	[1,2]	Univision Television Group, Inc., Sr. Note, PIK, 9.75%, 3/15/2015	164,190
125,000	[1,2]	Univision Television Group, Inc., Sr. Secd. Note, 12.00%, 7/1/2014	135,781
175,000	[1]	WDAC Subsidiary Corp., Sr. Note, 8.375%, 12/1/2014	21,875
475,000	[1,2]	XM Satellite Radio, Inc., Sr. Note, 13.00%, 8/1/2013	475,000
100,000	[1,2]	XM Satellite Radio, Inc., Sr. Secd. Note, 11.25%, 6/15/2013	105,500
		TOTAL	16,714,835
		Metals & Mining – 0.7%
100,000	[3,4]	Aleris International, Inc., Company Guarantee, 9.00%, 12/15/2014	360
75,000	[3,4]	Aleris International, Inc., Sr. Sub. Note, 10.00%, 12/15/2016	664
600,000		Freeport-McMoRan Copper & Gold, Inc., Sr. Note, 8.375%, 4/1/2017	645,895
300,000		Teck Cominco Ltd., Sr. Secd. Note, (Series 144A), 10.75%, 5/15/2019	351,000
625,000		Teck Resources Ltd., Sr. Secd. Note, (Series 144A), 10.25%, 5/15/2016	723,437
250,000		Teck Resources Ltd., Sr. Secd. Note, (Series 144A), 9.75%, 5/15/2014	281,875
		TOTAL	2,003,231
		Packaging & Containers – 2.0%
325,000		Ball Corp., Sr. Note, 6.625%, 3/15/2018	320,125
450,000		Ball Corp., Sr. Note, 7.125%, 9/1/2016	462,375
875,000		Berry Plastics Corp., Sr. Secd. Note, 8.875%, 9/15/2014	815,938
650,000		Crown Americas LLC, Sr. Note, 7.75%, 11/15/2015	666,250
400,000	[1,2]	Crown Americas LLC, Sr. Unsecd. Note, 7.625%, 5/15/2017	412,000
400,000	[1,2]	Greif, Inc., Sr. Note, 7.75%, 8/1/2019	412,000
1,275,000		Owens-Brockway Glass Container, Inc., Company Guarantee, 8.25%, 5/15/2013	1,306,875
400,000		Owens-Brockway Glass Container, Inc., Company Guarantee, (Series 144A), 7.375%, 5/15/2016	406,000
725,000	[1,2]	Reynolds Group, Sr. Secd. Note, (Series 144A), 7.75%, 10/15/2016	728,625
200,000	[1,2]	Sealed Air Corp., Sr. Note, 7.875%, 6/15/2017	208,631
125,000	[1,2]	Solo Cup Co., Sr. Secd. Note, 10.50%, 11/1/2013	133,125
		TOTAL	5,871,944
		Paper – 1.7%
875,000	[1,2]	Boise Cascade Corp., Sr. Note, (Series 144A), 9.00%, 11/1/2017	888,125
200,000	[1,2]	Clearwater Paper Corp., Sr. Unsecd. Note, 10.625%, 6/15/2016	219,000
Annual Shareholder Report

$1,000,000	[1,2]	Georgia-Pacific Corp., Company Guarantee, 8.25%, 5/1/2016	1,065,000
250,000	[1,2]	Graphic Packaging International Corp., 9.50%, 6/15/2017	263,750
850,000		Graphic Packaging International Corp., Sr. Sub. Note, 9.50%, 8/15/2013	876,563
525,000		NewPage Corp., Sr. Secd. Note, 10.00%, 5/1/2012	346,500
350,000	[1,2]	NewPage Corp., Sr. Secd. Note, (Series 144A), 11.375%, 12/31/2014	350,875
175,000		NewPage Corp., Sr. Sub. Note, 12.00%, 5/1/2013	86,625
275,000		Rock-Tenn Co., 9.25%, 3/15/2016	295,625
350,000	[1,2]	Rock-Tenn Co., Sr. Note, (Series 144A), 9.25%, 3/15/2016	376,250
100,000	[1,2]	Sappi Paper Holding AG, Sr. Secd. Note, 12.00%, 8/1/2014	109,699
200,000	[1,2]	Verso Paper Corporation, Sr. Secd. Note, 11.50%, 7/1/2014	214,000
		TOTAL	5,092,012
		Restaurants – 0.7%
625,000		Dave & Buster's, Inc., Sr. Note, 11.25%, 3/15/2014	635,938
775,000		NPC International, Inc., 9.50%, 5/1/2014	769,187
750,000	[1,2]	Seminole Hard Rock Entertainment, Inc./Seminole Hard Rock International LLC, Sr. Secd. Note, 2.799%, 3/15/2014	607,500
		TOTAL	2,012,625
		Retailers – 3.3%
225,000		Couche-Tard Financing Corp., Sr. Sub. Note, 7.50%, 12/15/2013	228,094
1,075,000		Dollar General Corp., Company Guarantee, 11.875%, 7/15/2017	1,209,375
1,025,000		General Nutrition Center, Company Guarantee, 5.177%, 3/15/2014	917,375
575,000	[1,2]	Limited Brands, Inc., Sr. Note, (Series 144A), 8.50%, 6/15/2019	606,625
100,000		Macy's Retail Holdings, Inc., 6.90%, 1/15/2032	81,500
125,000		Macy's Retail Holdings, Inc., Company Guarantee, 6.65%, 7/15/2024	106,562
250,000		Macy's Retail Holdings, Inc., Company Guarantee, 6.90%, 4/1/2029	207,500
200,000		Macy's Retail Holdings, Inc., Company Guarantee, 7.00%, 2/15/2028	167,000
175,000		NBC Acquisition Corp., Sr. Disc. Note, 11.00%, 3/15/2013	95,375
800,000	[1,2]	Nebraska Book Co., Inc., Sr. Secd. Note, (Series 144A), 10.00%, 12/1/2011	810,000
925,000		Nebraska Book Co., Inc., Sr. Sub. Note, 8.625%, 3/15/2012	790,875
300,000		Penney (J.C.) Co., Inc., Sr. Unsecd. Note, 7.40%, 4/1/2037	280,500
1,225,000		Sally Beauty Holdings, Inc., 10.50%, 11/15/2016	1,304,625
750,000		The Yankee Candle Co., Inc., Sr. Note, 8.50%, 2/15/2015	720,000
700,000		The Yankee Candle Co., Inc., Sr. Sub. Note, 9.75%, 2/15/2017	663,250
1,000,000	[1,2]	Toys 'R' Us, Inc., Sr. Unsecd. Note, (Series 144A), 10.75%, 7/15/2017	1,090,000
475,000		United Auto Group, Inc., Sr. Sub. Note, 7.75%, 12/15/2016	460,750
		TOTAL	9,739,406
Annual Shareholder Report

		Services – 1.4%
$650,000		Ceridian Corp., Sr. Unsecd. Note, 11.25%, 11/15/2015	628,875
100,000	[1,2]	Geo Group, Inc., 7.75%, 10/15/2017	102,000
1,025,000		KAR Holdings, Inc., 10.00%, 5/1/2015	1,055,750
1,250,000		West Corp., Company Guarantee, 11.00%, 10/15/2016	1,287,500
950,000		West Corp., Sr. Note, 9.50%, 10/15/2014	954,750
		TOTAL	4,028,875
		Supermarkets – 0.2%
500,000		SUPERVALU, Inc., Sr. Unsecd. Note, 8.00%, 5/1/2016	511,250
		Technology – 2.9%
675,000		Activant Solutions, Inc., Sr. Sub. Note, 9.50%, 5/1/2016	617,625
800,000	[1,2]	Compucom System, Inc., Sr. Sub. Note, 12.50%, 10/1/2015	796,000
300,000		First Data Corp., Company Guarantee, 9.875%, 9/24/2015	278,250
341,046		Freescale Semiconductor, Inc., Company Guarantee, PIK, 9.125%, 12/15/2014	257,490
375,000		Freescale Semiconductor, Inc., Sr. Note, 8.875%, 12/15/2014	306,563
275,000	[1,2]	Open Solutions, Inc., Sr. Sub. Note, 9.75%, 2/1/2015	185,625
725,000		SERENA Software, Inc., Sr. Sub. Note, 10.375%, 3/15/2016	699,625
550,000		SS&C Technologies, Inc., Sr. Sub. Note, 11.75%, 12/1/2013	580,250
300,000		Seagate Technology HDD Holdings, Sr. Note, 6.80%, 10/1/2016	295,500
200,000	[1,2]	Seagate Technology HDD Holdings, Sr. Secd. Note, 10.00%, 5/1/2014	223,000
49,000		Smart Modular Technologies, Inc., Sr. Secd. Note, 5.78969%, 4/1/2012	43,855
975,000	[1,2]	Stream Global Services, Inc., Sr. Secd. Note, (Series 144A), 11.25%, 10/1/2014	970,125
1,275,000	[1,2]	SunGard Data Systems, Inc., Sr. Note, 10.625%, 5/15/2015	1,380,187
125,000		SunGard Data Systems, Inc., Sr. Note, (Series WI), 9.125%, 8/15/2013	127,813
750,000		SunGard Data Systems, Inc., Sr. Sub. Note, (Series WI), 10.25%, 8/15/2015	777,187
725,000	[1,2]	Terremark Worldwide, Inc., Sr. Unsecd. Note, 12.00%, 6/15/2017	804,750
175,000		Unisys Corp., Sr. Unsecd. Note, 12.50%, 1/15/2016	161,875
		TOTAL	8,505,720
		Textile – 0.4%
425,000		Phillips Van Heusen Corp., Sr. Note, 7.25%, 2/15/2011	428,188
625,000		Phillips Van Heusen Corp., Sr. Note, 8.125%, 5/1/2013	640,625
		TOTAL	1,068,813
		Tobacco – 0.4%
175,000	[1,2]	Alliance One International, Inc., Sr. Unsecd. Note, 10.00%, 7/15/2016	182,875
700,000	[1,2]	Alliance One International, Inc., Sr. Unsecd. Note, (Series 144A), 10.00%, 7/15/2016	731,500
Annual Shareholder Report

$150,000		Reynolds American, Inc., Sr. Secd. Note, 7.75%, 6/1/2018	162,469
		TOTAL	1,076,844
		Transportation – 0.9%
400,000	[1,2]	CEVA Group PLC, Sr. Note, 10.00%, 9/1/2014	376,000
350,000	[1,2]	CEVA Group PLC, Sr. Secd. Note, (Series 144A), 11.625%, 10/1/2016	357,000
775,000		Hertz Corp., Sr. Note, 8.875%, 1/1/2014	788,562
250,000		Hertz Corp., Sr. Sub. Note, 10.50%, 1/1/2016	261,875
275,000		Kansas City Southern Railway Company, 13.00%, 12/15/2013	316,938
175,000		Kansas City Southern Railway Company, 8.00%, 6/1/2015	180,250
550,000		Stena AB, Sr. Note, 7.50%, 11/1/2013	514,937
		TOTAL	2,795,562
		Utility@0018Electric – 1.3%
350,000		Dynegy Holdings, Inc., Sr. Note, 7.75%, 6/1/2019	296,625
375,000		Edison Mission Energy, Sr. Note, 7.75%, 6/15/2016	324,375
425,000		Edison Mission Energy, Sr. Unsecd. Note, 7.00%, 5/15/2017	345,313
50,000		Energy Future Holdings Corp., Company Guarantee, (Series WI), 10.875%, 11/1/2017	35,000
453,904	[1,2]	FPL Energy National Wind, Note, 6.125%, 3/25/2019	415,908
200,000		NRG Energy, Inc., Sr. Note, 7.25%, 2/1/2014	199,000
150,000		NRG Energy, Inc., Sr. Note, 7.375%, 1/15/2017	148,875
1,175,000		NRG Energy, Inc., Sr. Note, 7.375%, 2/1/2016	1,170,594
300,000		Sierra Pacific Resources, Sr. Note, (Series WI), 6.75%, 8/15/2017	296,172
850,000		Texas Competitive Electric Holdings Co. LLC, Company Guarantee, (Series WI), 10.25%, 11/1/2015	607,750
75,000		Texas Competitive Electric Holdings Co. LLC, Company Guarantee, (Series WI-B), 10.25%, 11/1/2015	53,625
		TOTAL	3,893,237
		Utility@0018Natural Gas – 1.7%
300,000		AmeriGas Partners LP, Sr. Note, 7.125%, 5/20/2016	294,000
350,000		AmeriGas Partners LP, Sr. Unsecd. Note, 7.25%, 5/20/2015	346,500
1,225,000		Holly Energy Partners LP, Sr. Note, 6.25%, 3/1/2015	1,149,969
150,000		Inergy LP, Company Guarantee, 8.25%, 3/1/2016	153,000
425,000		Inergy LP, Company Guarantee, 8.75%, 3/1/2015	436,475
450,000		Inergy LP, Sr. Note, 6.875%, 12/15/2014	438,750
350,000	[1,2]	MarkWest Energy Partners LP, Sr. Note, (Series 144A), 6.875%, 11/1/2014	330,750
625,000		MarkWest Energy Partners LP, Sr. Note, (Series B), 8.75%, 4/15/2018	642,187
506,000		Regency Energy Partners LP, Sr. Unsecd. Note, 8.375%, 12/15/2013	521,180
Annual Shareholder Report

$300,000	[1,2]	Regency Energy Partners LP, Sr. Unsecd. Note, 9.375%, 6/1/2016	318,000
200,000		Southern Star Central Corp., Sr. Note, 6.75%, 3/1/2016	192,000
175,000		Williams Cos., Inc., Note, 7.875%, 9/1/2021	191,241
		TOTAL	5,014,052
		Wireless Communications – 3.4%
225,000		Centennial Communication Corp., Floating Rate Note — Sr. Note, 6.039%, 1/1/2013	224,438
75,000		Centennial Communication Corp., Sr. Unsecd. Note, 8.125%, 2/1/2014	77,906
325,000		Centennial Communications Corp., Company Guarantee, 10.125%, 6/15/2013	337,188
175,000		Centennial Communications Corp., Sr. Note, 10.00%, 1/1/2013	185,281
125,000		Crown Castle International Corp., 9.00%, 1/15/2015	132,500
300,000	[1,2]	Crown Castle International Corp., Sr. Secd. Note, 7.75%, 5/1/2017	316,500
875,000	[1,2]	Digicel Ltd., Sr. Note, 8.875%, 1/15/2015	835,625
203,785	[1,2]	Digicel Ltd., Sr. Note, 9.125%, 1/15/2015	196,653
200,000	[1,2]	Digicel Ltd., Sr. Note, 9.25%, 9/1/2012	204,000
650,000	[1,2]	Digicel Ltd., Sr. Note, 12.00%, 4/1/2014	736,125
1,075,000		MetroPCS Wireless, Inc., Sr. Note, 9.25%, 11/1/2014	1,088,437
350,000		MetroPCS Wireless, Inc., Sr. Unsecd. Note, 9.25%, 11/1/2014	354,375
1,450,000		Nextel Communications, Inc., Sr. Note, (Series D), 7.375%, 8/1/2015	1,292,312
550,000	[1,2]	SBA Communications, Corp., Company Guarantee, 8.00%, 8/15/2016	572,000
175,000	[1,2]	SBA Communications, Corp., Company Guarantee, 8.25%, 8/15/2019	183,750
1,775,000		Sprint Capital Corp., Company Guarantee, 6.90%, 5/1/2019	1,553,125
500,000		Sprint Nextel Corp., Sr. Unsecd. Note, 8.375%, 8/15/2017	485,000
600,000		Sprint Nextel Corp., Unsecd. Note, 6.00%, 12/1/2016	519,000
650,000	[1,2]	Wind Acquisition Finance SA, Sr. Note, 11.75%, 7/15/2017	737,750
		TOTAL	10,031,965
		Wireline Communications – 0.3%
475,000		Qwest Corp., Note, 8.875%, 3/15/2012	502,312
600,000	[1,2]	Qwest Corp., Sr. Note 8.375%. 5/1/2016	622,500
		TOTAL	1,124,812
		TOTAL CORPORATE BONDS (IDENTIFIED COST $162,772,463)	176,281,036
		Preferred Stock – 0.1%
		Financial Institutions – 0.1%
319	[1,2]	Preferred Blocker, Inc., Pfd., (Series 144A), 7.00% (IDENTIFIED COST $91,185)	194,819
Annual Shareholder Report

		Mutual Funds – 40.4%;6
18,983,476		High Yield Bond Portfolio	115,989,038
3,635,917	[7]	Prime Value Obligations Fund, Institutional Shares, 0.22%	3,635,917
		TOTAL MUTUAL FUNDS (IDENTIFIED COST $102,328,163)	119,624,955
		TOTAL INVESTMENTS — 100.0% (IDENTIFIED COST $265,191,811)[8]	296,100,810
		OTHER ASSETS AND LIABILITIES - NET — (0.0)%[9]	(15,907)
		TOTAL NET ASSETS — 100%	$296,084,903
1	Denotes a restricted security that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) is subject to a contractual restriction on public sales. At October 31, 2009, these restricted securities amounted to $58,931,174, which represented 19.9% of total net assets.
2	Denotes a restricted security that may be resold without restriction to “qualified institutional buyers” as defined in Rule 144A under the Securities Act of 1933 and that the Fund has determined to be liquid under criteria established by the Fund's Board of Trustees (the “Trustees”). At October 31, 2009 these liquid restricted securities amounted to $58,596,042, which represented 19.8% of total net assets.
3	Non-income producing security.
4	Issuer in default.
5	Market quotations and price evaluations are not available. Fair value determined in accordance with procedures established by and under the general supervision of the Trustees.
6	Affiliated companies.
7	7-Day net yield.
8	The cost of investments for federal tax purposes amounts to $263,894,814.
9	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
  Note: The categories of investments are shown as a percentage of total net assets at October 31, 2009.
  Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:
  Level 1 — quoted prices in active markets for identical securities
  Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
  Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)
  The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
Annual Shareholder Report

    The following is a summary of the inputs used, as of October 31, 2009, in valuing the Fund's assets carried at fair value:
Valuation Inputs
	Level 1 - Quoted Prices and Investments in Mutual Funds	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Debt Securities:
Corporate Bonds	$ —	$175,643,966	$637,070	$176,281,036
Equity Security:
Domestic	—	194,819	—	194,819
Mutual Funds	119,624,955	—	—	119,624,955
TOTAL SECURITIES	$119,624,955	$175,838,785	$637,070	$296,100,810
    Following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:
Investments in Corporate Bonds
Balance as of November 1, 2008	$ —
Change in unrealized appreciation (depreciation)	10,639
Net Purchases (Sales)	558,556
Transfer in and/or out of Level 3	67,875
Balance as of October 31, 2009	637,070
The total change in unrealized appreciation (depreciation) included in the Statement of Operations attributable to investments still held at October 31, 2009.	$10,639
    The following acronym is used throughout this portfolio:
    PIK — Payment in Kind
    See Notes which are an integral part of the Financial Statements
  Annual Shareholder Report

  Statement of Assets and Liabilities

  October 31, 2009

Assets:
Total investments in securities, at value including $119,624,955 of investments in affiliated issuers (Note 5) (identified cost $265,191,811)		$296,100,810
Income receivable		5,219,079
Receivable for investments sold		211,166
Receivable for shares sold		685,848
TOTAL ASSETS		302,216,903
Liabilities:
Payable for investments purchased	$3,187,355
Payable for shares redeemed	2,015,373
Income distribution payable	872,391
Payable for Directors'/Trustees' fees	369
Accrued expenses	56,512
TOTAL LIABILITIES		6,132,000
Net assets for 31,775,227 shares outstanding		$296,084,903
Net Assets Consist of:
Paid-in capital		$263,063,554
Net unrealized appreciation of investments		30,908,999
Accumulated net realized gain on investments		2,124,290
Distribution in excess of net investment income		(11,940)
TOTAL NET ASSETS		$296,084,903
Net Asset Value, Offering Price and Redemption Proceeds Per Share:
$296,084,903 ÷ 31,775,227 shares outstanding, no par value, unlimited shares authorized		$9.32
Offering price per share		$9.32
Redemption proceeds per share (98.00/100 of $9.32)		$9.13
    See Notes which are an integral part of the Financial Statements
  Annual Shareholder Report

  Statement of Operations

  Year Ended October 31, 2009

Investment Income:
Interest			$11,300,376
Dividends (including $7,584,888 received from affiliated issuers (Note 5))			7,637,116
TOTAL INCOME			18,937,492
Expenses:
Investment adviser fee (Note 5)		$700,849
Administrative personnel and services fee (Note 5)		150,000
Custodian fees		14,998
Transfer and dividend disbursing agent fees and expenses		70,096
Directors'/Trustees' fees		4,390
Auditing fees		29,200
Legal fees		8,074
Portfolio accounting fees		74,595
Share registration costs		39,523
Printing and postage		15,305
Insurance premiums		4,500
Miscellaneous		3,351
TOTAL EXPENSES		1,114,881
Waivers and Reimbursement (Note 5):
Waiver/reimbursement of investment adviser fee	$(224,347)
Waiver of administrative personnel and services fee	(23,247)
TOTAL WAIVERS AND REIMBURSEMENT		(247,594)
Net expenses			867,287
Net investment income			18,070,205
Realized and Unrealized Gain on Investments:
Net realized gain on investments (including realized gain of $2,080,000 on sale of investments in an affiliated issuer) (Note 5)			1,577,621
Net change in unrealized depreciation of investments			51,275,927
Net realized and unrealized gain on investments			52,853,548
Change in net assets resulting from operations			$70,923,753
  See Notes which are an integral part of the Financial StatementsAnnual Shareholder Report

  Statement of Changes in Net Assets

Year Ended October 31	2009	2008
Increase (Decrease) in Net Assets
Operations:
Net investment income	$18,070,205	$5,319,631
Net realized gain (loss) on investments	1,577,621	(727,153)
Net change in unrealized appreciation/depreciation of investments	51,275,927	(20,444,529)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	70,923,753	(15,852,051)
Distributions to Shareholders:
Distributions from net investment income	(16,773,283)	(5,304,577)
Distributions from net realized gain on investments	—	(451,859)
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(16,773,283)	(5,756,436)
Share Transactions:
Proceeds from sale of shares	242,596,212	59,842,483
Net asset value of shares issued to shareholders in payment of distributions declared	8,895,464	2,237,326
Cost of shares redeemed	(69,815,106)	(29,389,565)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	181,676,570	32,690,244
Redemption Fees	132,973	9,061
Change in net assets	235,960,013	11,090,818
Net Assets:
Beginning of period	60,124,890	49,034,072
End of period (including undistributed (distributions in excess of) net investment income of $(11,940) and $2,975, respectively)	$296,084,903	$60,124,890
    See Notes which are an integral part of the Financial Statements
  Annual Shareholder Report

  Notes to Financial Statements

  October 31, 2009

  1. ORGANIZATION

  Federated Institutional Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust consists of three portfolios. The financial statements included herein are only those of Federated Institutional High Yield Bond Fund (the “Fund”). The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. The Fund offers one class of shares: Institutional Shares. The investment objective of the Fund is to seek high current income.

  2. SIGNIFICANT ACCOUNTING POLICIES

  The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (GAAP).

  Investment Valuation

  In calculating its net asset value (NAV), the Fund generally values investments as follows:

    Fixed-income securities acquired with remaining maturities greater than 60 days are fair valued using price evaluations provided by a pricing service approved by the Trustees.
    Fixed-income securities acquired with remaining maturities of 60 days or less are valued at their cost (adjusted for the accretion of any discount or amortization of any premium).
    Shares of other mutual funds are valued based upon their reported NAVs.
    Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
    Derivative contracts listed on exchanges are valued at their reported settlement or closing price.
    Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Trustees.

  If the Fund cannot obtain a price or price evaluation from a pricing service for an investment, the Fund may attempt to value the investment based upon the mean of bid and asked quotations or fair value the investment based on price evaluations, from one or more dealers. If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could purchase or sell an investment at the price used to calculate the Fund's NAV.

  Fair Valuation and Significant Events Procedures

  The Trustees have authorized the use of pricing services to provide evaluations of the current fair value of certain investments for purposes of calculating the NAV. Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for Annual Shareholder Report the investment (a “mid” evaluation). The Fund normally uses bid evaluations for U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for other types of fixed-income securities and OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Trustees.

  The Trustees also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment's value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:

    With respect to securities traded in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures or options contracts;
    With respect to price evaluations of fixed-income securities determined before the close of regular trading on the NYSE, actions by the Federal Reserve Open Market Committee and other significant trends in U.S. fixed-income markets;
    Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded; and
    Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, a natural disaster affecting the issuer's operations or regulatory changes or market developments affecting the issuer's industry.

  The Trustees have approved the use of a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Adviser determines that there has been a significant trend in the U.S. equity markets or in index futures trading. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Fund will determine the fair value of the investment using another method approved by the Trustees.

  Repurchase Agreements

  It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund's custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a “securities entitlement” and exercises “control” as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.

  With respect to agreements to repurchase U.S. government securities and cash items, the Fund treats the repurchase agreement as an investment in the underlying securities and not as an obligation of the other party to the repurchase agreement. Other repurchase agreements are treated as obligations of the other party secured by the underlying securities. Annual Shareholder Report

  Nevertheless, the insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.

  The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Fund's Adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.

  Investment Income, Expenses and Distributions

  Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis. Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date. Distributions of net investment income are declared daily and paid monthly. Non-cash dividends included in dividend income, if any, are recorded at fair value.

  Premium and Discount Amortization

  All premiums and discounts on fixed-income securities are amortized/accreted for financial statement purposes.

  Federal Taxes

  It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. As of and during the year ended October 31, 2009, the Fund did not have a liability for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of October 31, 2009, tax years 2006 through 2009 remain subject to examination by the Fund's major tax jurisdictions, which include the United States of America and the Commonwealth of Massachusetts.

  When-Issued and Delayed Delivery Transactions

  The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

  Restricted Securities

  Restricted securities are securities that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) are subject to contractual restrictions on public sales. In some cases, when a security cannot be offered for public sale without first being registered, the issuer of the restricted security has agreed to register such securities for resale, at the issuer's expense, either upon demand by the Fund or in connection with another registered Annual Shareholder Report offering of the securities. Many such restricted securities may be resold in the secondary market in transactions exempt from registration. Restricted securities may be determined to be liquid under criteria established by the Trustees. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined in accordance with procedures established by and under the general supervision of the Trustees.

  Additional information on restricted securities, excluding securities purchased under Rule 144A, if applicable, that have been deemed liquid by the Trustees, held at October 31, 2009, is as follows:

Security	Acquisition Date	Acquisition Cost	Market Value
Affinity Group Holding, Inc., Sr. Note, 10.875%, 2/15/2012	3/21/2005 — 2/15/2008	$93,978	$39,138
Chemtura Corp., Sr. Note, 6.875%, 6/1/2016	4/19/2006 — 5/1/2008	$235,820	$264,375
Hard Rock Park Operations LLC, Sr. Secd. Note, 1.00%, 4/1/2012	3/23/2006 — 1/2/2008	$140,362	$ —
Herbst Gaming, Inc., Sr. Sub. Note, 7.00%, 11/15/2014	11/5/2004 — 12/18/2007	$143,781	$9,734
True Temper Sports, Inc., Sr. Sub. Note, 8.375%, 9/15/2011	3/3/2004 — 2/8/2006	$98,375	$10
WDAC Subsidiary Corp., Sr. Note, 8.375%, 12/1/2014	11/30/2004 — 4/11/2008	$164,438	$21,875

  Other

  The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

  3. SHARES OF BENEFICIAL INTEREST

  The following table summarizes share activity:

Year Ended October 31	2009	2008
Shares sold	30,737,702	6,450,248
Shares issued to shareholders in payment of distributions declared	1,074,328	236,784
Shares redeemed	(8,281,716)	(3,138,375)
NET CHANGE RESULTING FROM FUND SHARE TRANSACTIONS	23,530,314	3,548,657

  Redemption Fees

  The Fund imposes a 2.00% redemption fee to shareholders of the Fund's Institutional Shares who redeem shares held for 90 days or less. Shares acquired by reinvestment of dividends or distributions of the Fund, or purchased pursuant to the Systematic Investment Program or withdrawn pursuant to the Systematic Withdrawal Program, will not be subject to the redemption fee. All redemption fees are recorded by the Fund as additions to paid-in capital. The redemption fees amounted to $132,973 and $9,061 for the years ended October 31, 2009 and October 31, 2008, respectively.

  Annual Shareholder Report

  4. FEDERAL TAX INFORMATION

  The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due to differing treatments for discount accretion/premium amortization on debt securities and defaulted securities.

  For the year ended October 31, 2009, permanent differences identified and reclassified among the components of net assets were as follows:

Increase (Decrease)
Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$(1,311,837)	$1,311,837

  Net investment income (loss), net realized gains (losses), and net assets were not affected by this reclassification.

  The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended October 31, 2009 and 2008, was as follows:

	2009	2008
Ordinary income[1]	$16,773,283	$5,530,749
Long-term capital gains	$ —	$225,687

  As of October 31, 2009, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income[1]	$815,353
Net unrealized appreciation	$32,205,996
1	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

  The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable in part to differing treatments for deferral of losses on wash sales, defaulted bond and discount accretion/premium amortization on debt securities.

  At October 31, 2009, the cost of investments for federal tax purposes was $263,894,814. The net unrealized appreciation of investments for federal tax purposes was $32,205,996. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $37,367,482 and net unrealized depreciation from investments for those securities having an excess of cost over value of $5,161,486.

  The Fund used capital loss carryforwards of $738,811 to offset taxable capital gains realized during the year ended October 31, 2009.

  Annual Shareholder Report

  5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

  Investment Adviser Fee

  Federated Investment Management Company is the Fund's investment adviser (the “Adviser”). The advisory agreement between the Fund and the Adviser provides for an annual fee equal to 0.40% of the Fund's average daily net assets. Subject to the terms described in the Expense Limitation note, the Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended October 31, 2009, the Adviser voluntarily waived $219,432 of its fee.

  Administrative Fee

  Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FAS is based on the average aggregate daily net assets of certain Federated funds as specified below:

Administrative Fee	Average Aggregate Daily Net Assets of the Federated Funds
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion

  The administrative fee received during any fiscal year shall be at least $150,000 per portfolio and $40,000 per each additional class of Shares. Subject to the terms described in the Expense Limitation note, FAS may voluntarily choose to waive any portion of its fee. FAS can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended October 31, 2009, the net fee paid to FAS was 0.072% of average daily net assets of the Fund. FAS waived $23,247 of its fee.

  Interfund Transactions

  During the year ended October 31, 2009, the Fund engaged in purchase and sale transactions with funds that have a common investment adviser (or affiliated investment advisers), common Directors/Trustees, and/or common Officers. These purchase and sale transactions complied with Rule 17a-7 under the Act and amounted to $1,715,156 and $0, respectively.

  Expense Limitation

  The Adviser and its affiliates (which may include FAS) have voluntarily agreed to waive their fees and/or reimburse expenses so that the total operating expenses (as shown in the financial highlights) paid by the Fund's Institutional Shares (after the voluntary waivers and reimbursements) will not exceed 0.49% through the later of (the “Termination Date”): (a) December 31, 2010; or (b) the date of the Fund's next effective Prospectus. While the Adviser and its affiliates currently do not anticipate terminating these arrangements prior to the Termination Date, these arrangements may only be terminated prior to the Termination Date with the agreement of the Trustees.

  General

  Certain Officers and Trustees of the Fund are Officers and Directors or Trustees of the above companies.

  Annual Shareholder Report

  Transactions with Affiliated Companies

  Affiliated holdings are mutual funds which are managed by the Adviser or an affiliate of the Adviser. The Adviser has agreed to reimburse the Fund for certain investment adviser fees as a result of transactions in other affiliated mutual funds. For the year ended October 31, 2009, the Adviser reimbursed $4,915. Transactions with the affiliated companies during the year ended October 31, 2009 were as follows:

Affiliates	Balance of Shares Held 10/31/2008	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 10/31/2009	Value	Dividend Income
High Yield Bond Portfolio	3,535,440	17,073,036	1,625,000	18,983,476	$115,989,038	$7,531,981
Prime Value Obligations Fund, Institutional Shares	2,610,296	131,974,442	130,948,821	3,635,917	3,635,917	52,907
TOTAL OF AFFILIATED TRANSACTIONS	6,145,736	149,047,478	132,573,821	22,619,393	$119,624,955	$7,584,888

  Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC), the Fund may invest in portfolios of Federated Core Trust, (Core Trust) which is managed by Federated Investment Management Company, the Fund's adviser. Core Trust is an open-end management company, registered under the Act, available only to registered investment companies and other institutional investors. The investment objective of High Yield Bond Portfolio, a series of Core Trust, is to seek high current income by investing primarily in a diversified portfolio of lower rated fixed-income securities. Federated receives no advisory or administrative fees from the Funds within Core Trust. Income distributions from Core Trust are declared daily and paid monthly, and are recorded by the Fund as dividend income. Capital gain distributions, if any, from Core Trust are declared and paid annually, and are recorded by the Fund as capital gains. The performance of the Fund is directly affected by the performance of the Core Trust. A copy of the Core Trust's financial statements is available on the EDGAR Database on the SEC's website or upon request from the Fund.

  6. Investment TRANSACTIONS

  Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended October 31, 2009, were as follows:

Purchases	$205,413,208
Sales	$23,972,259

  7. LINE OF CREDIT

  The Fund participates in a $100,000,000 unsecured, uncommitted revolving line of credit (LOC) agreement with PNC Bank. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate offered to the Fund by PNC Bank at the time of the borrowing. As of October 31, 2009, there were no outstanding loans. During the year ended October 31, 2009, the Fund did not utilize the LOC.

  Annual Shareholder Report

  8. INTERFUND LENDING

  Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other funds advised by subsidiaries of Federated Investors, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from other participating affiliated funds. As of October 31, 2009, there were no outstanding loans. During the year ended October 31, 2009, the program was not utilized.

  9. Legal Proceedings

  Since October 2003, Federated Investors, Inc. and related entities (collectively, “Federated”), and various Federated funds (“Federated Funds”) have been named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. These lawsuits began to be filed shortly after Federated's first public announcement that it had received requests for information on shareholder trading activities in the Federated Funds from the SEC, the Office of the New York State Attorney General (“NYAG”), and other authorities. In that regard, on November 28, 2005, Federated announced that it had reached final settlements with the SEC and the NYAG with respect to those matters. As Federated previously reported in 2004, it has already paid approximately $8.0 million to certain funds as determined by an independent consultant. As part of these settlements, Federated agreed to pay for the benefit of fund shareholders additional disgorgement and a civil money penalty in the aggregate amount of an additional $72 million. Federated entities have also been named as defendants in several additional lawsuits that are now pending in the United States District Court for the Western District of Pennsylvania, alleging, among other things, excessive advisory and Rule 12b-1 fees. The Board of the Federated Funds retained the law firm of Dickstein Shapiro LLP to represent the Federated Funds in these lawsuits. Federated and the Federated Funds, and their respective counsel have been defending this litigation, and none of the Federated Funds remains a defendant in any of the lawsuits (though some could potentially receive any recoveries as nominal defendants). Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these lawsuits, all of which seek unquantified damages, attorneys' fees and expenses, and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Federated Funds, there can be no assurance that these suits, the ongoing adverse publicity and/or other developments resulting from the regulatory investigations will not result in increased Federated Fund redemptions, reduced sales of Federated Fund shares, or other adverse consequences for the Federated Funds.

  10. Subsequent events

  Management has evaluated subsequent events through December 24, 2009, the date the financial statements were issued, and determined that no events have occurred that require additional disclosure.

  Annual Shareholder Report

  Report of Independent Registered Public Accounting Firm

  TO THE BOARD OF Trustees OF Federated Institutional Trust AND SHAREHOLDERS OF Federated Institutional High Yield Bond fund:

  We have audited the accompanying statement of assets and liabilities of Federated Institutional High Yield Bond Fund (the “Fund”), one of the portfolios constituting Federated Institutional Trust, including the portfolio of investments, as of October 31, 2009, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Federated Institutional High Yield Bond Fund, a portfolio of Federated Institutional Trust, at October 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

  Boston, Massachusetts

  December 24, 2009

  Annual Shareholder Report

  Board of Trustees and Trust Officers

  The Board is responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The following tables give information about each Board member and the senior officers of the Fund. Where required, the tables separately list Board members who are “interested persons” of the Fund (i.e., “Interested” Board members) and those who are not (i.e., “Independent” Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222. The address of all Independent Board members listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Mutual Fund Board. As of December 31, 2008, the Trust comprised three portfolios, and the Federated Fund Complex consisted of 40 investment companies (comprising 149 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Board member oversees all portfolios in the Federated Fund Complex and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400.

  Interested TRUSTEES Background

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John F. Donahue* Birth Date: July 28, 1924 TRUSTEE Began serving: June 1994	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.; Chairman of the Federated Fund Complex's Executive Committee.
Previous Positions: Chairman of the Federated Fund Complex; Trustee, Federated Investment Management Company; Chairman and Director, Federated Investment Counseling.
J. Christopher Donahue* Birth Date: April 11, 1949 PRESIDENT AND TRUSTEE Began serving: July 1999	Principal Occupations: Principal Executive Officer and President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Federated Equity Management Company of Pennsylvania and Passport Research, Ltd. (investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.
Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.

*	Family relationships and reasons for “interested” status: John F. Donahue is the father of J. Christopher Donahue; both are “interested” due to their beneficial ownership of shares of Federated Investors, Inc. and the positions they hold with Federated and its subsidiaries.
  Annual Shareholder Report

  INDEPENDENT TRUSTEES Background

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John T. Conroy, Jr., Ph.D. Birth Date: June 23, 1937 TRUSTEE Began serving: June 1994	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman of the Board, Investment Properties Corporation; Partner or Trustee in private real estate ventures in Southwest Florida; Assistant Professor in Theology, Blessed Edmund Rice School for Pastoral Ministry.
Previous Positions: President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation.
Nicholas P. Constantakis Birth Date: September 3, 1939 TRUSTEE Began serving: February 1998	Principal Occupation: Director or Trustee of the Federated Fund Complex.
  Other Directorship Held: Director and Chairman of the Audit Committee, Michael Baker Corporation (architecture, engineering and construction services).
Previous Position: Partner, Andersen Worldwide SC.
John F. Cunningham Birth Date: March 5, 1943 TRUSTEE Began serving: January 1999	Principal Occupation: Director or Trustee of the Federated Fund Complex.
  Other Directorships Held: Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College.
Previous Positions: Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.
Maureen Lally-Green Birth Date: July 5, 1949 TRUSTEE Began serving: August 2009	Principal Occupations: Director or Trustee of the Federated Fund Complex; Director, Office of Church Relations, Diocese of Pittsburgh; Adjunct Professor of Law, Duquesne University School of Law.
  Other Directorships Held: Director, Auberle; Trustee St. Francis University; Director, Ireland Institute of Pittsburgh; Director, UPMC Mercy Hospital; Regent, St. Vincent Seminary; Director, Epilepsy Foundation of Western and Central Pennsylvania; Director, Saint Thomas More Society, Allegheny County; Director, Carlow University.
Previous Position: Pennsylvania Superior Court Judge.
  Annual Shareholder Report

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Peter E. Madden Birth Date: March 16, 1942 TRUSTEE Began serving: June 1994	Principal Occupation: Director or Trustee and Chairman of the Board of the Federated Fund Complex.
  Other Directorship Held: Board of Overseers, Babson College.
Previous Positions: Representative, Commonwealth of Massachusetts General Court; President, Chief Operating Officer and Director, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.
Charles F. Mansfield, Jr. Birth Date: April 10, 1945 TRUSTEE Began serving: July 1999	Principal Occupations: Director or Trustee and Chairman of the Audit Committee of the Federated Fund Complex; Management Consultant.
Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University; Executive Vice President DVC Group, Inc. (marketing, communications and technology).
R. James Nicholson Birth Date: February 4, 1938 TRUSTEE Began serving: April 2008	Principal Occupations: Director or Trustee of the Federated Fund Complex; Senior Counsel, Brownstein Hyatt Farber Schrek, P.C.; Former Secretary of the U.S. Dept. of Veterans Affairs; Former U.S. Ambassador to the Holy See; Former Chairman of the Republican National Committee.
  Other Directorships Held: Director, Horatio Alger Association; Director, The Daniels Fund.
Previous Positions: Colonel, U.S. Army Reserve; Partner, Calkins, Kramer, Grimshaw and Harring, P.C.; General Counsel, Colorado Association of Housing and Building; Chairman and CEO, Nicholson Enterprises, Inc. (real estate holding company); Chairman and CEO, Renaissance Homes of Colorado.
Thomas M. O'Neill Birth Date: June 14, 1951 TRUSTEE Began serving: October 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; Managing Director and Partner, Navigator Management Company, L.P. (investment and strategic consulting).
  Other Directorships Held: Board of Overseers, Children's Hospital of Boston; Visiting Committee on Athletics, Harvard College.
Previous Positions: Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; Credit Analyst and Lending Officer, Fleet Bank; Director and Consultant, EZE Castle Software (investment order management software); Director, Midway Pacific (lumber).
  Annual Shareholder Report

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John S. Walsh Birth Date: November 28, 1957 TRUSTEE Began serving: July 1999	Principal Occupations: Director or Trustee of the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.
Previous Position: Vice President, Walsh & Kelly, Inc.
James F. Will Birth Date: October 12, 1938 TRUSTEE Began serving: April 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; formerly, Vice Chancellor and President, Saint Vincent College.
  Other Directorships Held: Trustee, Saint Vincent College; Alleghany Corporation.
Previous Positions: Chairman, President and Chief Executive Officer, Armco, Inc.; President and Chief Executive Officer, Cyclops Industries; President and Chief Operating Officer, Kaiser Steel Corporation.

  OFFICERS

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY Began serving: June 1994	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Complex; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.
Previous Positions: Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.
Richard A. Novak Birth Date: December 25, 1963 TREASURER Began serving: January 2006	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.
Previous Positions: Controller of Federated Investors, Inc.; Vice President, Finance of Federated Services Company; held various financial management positions within The Mercy Hospital of Pittsburgh; Auditor, Arthur Andersen & Co.
Richard B. Fisher Birth Date: May 17, 1923 VICE PRESIDENT Began serving: November 1998	Principal Occupations: Vice Chairman or Vice President of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.
Previous Positions: President and Director or Trustee of some of the Funds in the Federated Fund Complex; Executive Vice President, Federated Investors, Inc.; Director and Chief Executive Officer, Federated Securities Corp.
  Annual Shareholder Report

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Brian P. Bouda Birth Date: February 28, 1947 SENIOR VICE PRESIDENT AND CHIEF COMPLIANCE OFFICER Began serving: August 2004	Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Complex; Vice President and Chief Compliance Officer of Federated Investors, Inc. and Chief Compliance Officer of its subsidiaries. Mr. Bouda joined Federated in 1999 and is a member of the American Bar Association and the State Bar Association of Wisconsin.
Robert J. Ostrowski Birth Date: April 26, 1963 CHIEF INVESTMENT OFFICER Began serving: May 2004	Principal Occupations: Robert J. Ostrowski joined Federated in 1987 as an Investment Analyst and became a Portfolio Manager in 1990. He was named Chief Investment Officer of taxable fixed-income products in 2004 and also serves as a Senior Portfolio Manager. He has been a Senior Vice President of the Fund's Adviser since 1997. Mr. Ostrowski is a Chartered Financial Analyst. He received his M.S. in Industrial Administration from Carnegie Mellon University.
Mark E. Durbiano Birth Date: September 21, 1959 VICE PRESIDENT Began serving: November 2002	Principal Occupations: Mark E. Durbiano has been the Fund's Portfolio Manager since inception. He is Vice President of the Corporation. Mr. Durbiano joined Federated in 1982 and has been a Senior Portfolio Manager and a Senior Vice President of the Fund's Adviser since 1996. From 1988 through 1995, Mr. Durbiano was a Portfolio Manager and a Vice President of the Fund's Adviser. Mr. Durbiano is a Chartered Financial Analyst and received his M.B.A. in Finance from the University of Pittsburgh.
Susan R. Hill Birth Date: June 20, 1963 VICE PRESIDENT Began serving: November 2002	Principal Occupations: Susan R. Hill is Vice President of the Corporation. Ms. Hill joined Federated in 1990 and has been a Senior Portfolio Manager since 2003 and a Senior Vice President of the Fund's Adviser since 2005. Ms. Hill was a Portfolio Manager from 1994 until 2003 and served as Vice President of the Fund's Adviser from 1997 until 2004 and an Assistant Vice President of the Fund's Adviser from 1994 until 1997. Ms. Hill is a Chartered Financial Analyst and received an M.S. in Industrial Administration from Carnegie Mellon University.

  Annual Shareholder Report

  Evaluation and Approval of Advisory Contract - May 2009

  Federated Institutional High Yield Bond Fund (the “Fund”)

  The Fund's Board reviewed the Fund's investment advisory contract at meetings held in May 2009. The Board's decision regarding the contract reflects the exercise of its business judgment on whether to continue the existing arrangements.

  In this connection, the Federated funds' Board had previously appointed a Senior Officer, whose duties include specified responsibilities relating to the process by which advisory fees are to be charged to a Federated fund. The Senior Officer has the authority to retain consultants, experts, or staff as may be reasonably necessary to assist in the performance of his duties, reports directly to the Board, and may be terminated only with the approval of a majority of the independent members of the Board. The Senior Officer prepared and furnished to the Board an independent, written evaluation that covered topics discussed below. The Board considered that evaluation, along with other information, in deciding to approve the advisory contract.

  During its review of the contract, the Board considered compensation and benefits received by the Adviser. This included the fees received for services provided to the Fund by other entities in the Federated organization and research services received by the Adviser from brokers that execute Federated fund trades, as well as advisory fees. The Board is also familiar with and considered judicial decisions concerning allegedly excessive investment advisory fees, which have indicated that the following factors may be relevant to an Adviser's fiduciary duty with respect to its receipt of compensation from a fund: the nature and quality of the services provided by the Adviser, including the performance of the fund; the Adviser's cost of providing the services; the extent to which the Adviser may realize “economies of scale” as a fund grows larger; any indirect benefits that may accrue to the Adviser and its affiliates as a result of the Adviser's relationship with a fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts the Board deems relevant bearing on the Adviser's services and fees. The Board further considered management fees (including any components thereof) charged to institutional and other clients of the Adviser for what might be viewed as like services, and the cost to the Adviser and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit and profit margins of the Adviser and its affiliates for supplying such services. The Board was aware of these factors and was guided by them in its review of the Fund's advisory contract to the extent it considered them to be appropriate and relevant, as discussed further below.

  Annual Shareholder Report

  The Board considered and weighed these circumstances in light of its substantial accumulated experience in governing the Fund and working with Federated on matters relating to the Federated funds, and was assisted in its deliberations by independent legal counsel. Throughout the year, the Board has requested and received substantial and detailed information about the Fund and the Federated organization that was in addition to the extensive materials that comprise and accompany the Senior Officer's evaluation. Federated provided much of this information at each regular meeting of the Board, and furnished additional reports in connection with the particular meeting at which the Board's formal review of the advisory contract occurred. Between regularly scheduled meetings, the Board also received information on particular matters as the need arose. Thus, the Board's consideration of the advisory contract included review of the Senior Officer's evaluation, accompanying data and additional reports covering such matters as: the Adviser's investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund's short- and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in relationship to its particular investment program and certain competitor or “peer group” funds and/or other benchmarks, as appropriate), and comments on the reasons for performance; the Fund's investment objectives; the Fund's expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders and their relative sophistication; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund's relationship to the Federated family of funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated funds and/or Federated are responding to them. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace. With respect to the Fund's performance and expenses in particular, the Board has found the use of comparisons to other mutual funds with comparable investment programs to be particularly useful, given the high degree of competition in the mutual fund business. The Board focused on comparisons Annual Shareholder Report with other similar mutual funds more heavily than non-mutual fund products or services because, it is believed that, they are more relevant. For example, other mutual funds are the products most like the Fund, they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle in fact chosen and maintained by the Fund's investors. The range of their fees and expenses therefore appears to be a generally reliable indication of what consumers have found to be reasonable in the precise marketplace in which the Fund competes. The Fund's ability to deliver competitive performance when compared to its peer group was a useful indicator of how the Adviser is executing the Fund's investment program, which in turn assisted the Board in reaching a conclusion that the nature, extent, and quality of the Adviser's investment management services were such as to warrant continuation of the advisory contract. In this regard, the Senior Officer has reviewed Federated's fees for providing advisory services to products outside the Federated family of funds (e.g., institutional and separate accounts). He concluded that mutual funds and institutional accounts are inherently different products. Those differences include, but are not limited to, different types of targeted investors; being subject to different laws and regulations; different legal structures; different average account sizes; different associated costs; different portfolio management techniques made necessary by different cash flows; and portfolio manager time spent in review of securities pricing. The Senior Officer did not consider these fee schedules to be determinative in judging the appropriateness of mutual fund advisory contracts.

  The Senior Officer reviewed reports compiled by Federated, using data supplied by independent fund ranking organizations, regarding the performance of, and fees charged by, other mutual funds, noting his view that comparisons to fund peer groups are highly important in judging the reasonableness of proposed fees.

  For the one-year, three-year and five-year periods covered by the report, the Fund's performance was above the median of the relevant peer group.

  The Board also received financial information about Federated, including reports on the compensation and benefits Federated derived from its relationships with the Federated funds. These reports covered not only the fees under the advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds' administrator). The reports also discussed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades. In addition, the Board considered the fact that, in order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waived fees and/or reimbursed expenses and have disclosed to fund investors and/or indicated to the Board their intention to do so in the future, where appropriate. Moreover, the Board receives regular reports regarding the institution or elimination of these voluntary waivers.

  Annual Shareholder Report

  Federated furnished reports, requested by the Senior Officer, that reported revenues on a fund-by-fund basis and made estimates of the allocation of expenses on a fund-by-fund basis, using allocation methodologies specified by the Senior Officer. The Senior Officer noted that, although they may apply consistent allocation processes, the inherent difficulties in allocating costs (and the unavoidable arbitrary aspects of that exercise) and the lack of consensus on how to allocate those costs may render such allocation reports unreliable. The allocation reports were considered in the analysis by the Board but were determined to be of limited use.

  The Board and the Senior Officer also reviewed a report compiled by Federated comparing profitability information for Federated to other publicly held fund management companies. In this regard, the Senior Officer noted the limited availability of such information, but nonetheless concluded that Federated's profit margins did not appear to be excessive and the Board agreed.

  The Senior Officer's evaluation also discussed the notion of possible realization of “economies of scale” as a fund grows larger. The Board considered in this regard that the Adviser has made significant and long-term investments in areas that support all of the Federated funds, such as personnel and processes for the portfolio management, compliance, and risk management functions; and systems technology; and that the benefits of these efforts (as well as any economies, should they exist) were likely to be enjoyed by the fund complex as a whole. Finally, the Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which (as discussed in the Senior Officer's evaluation) is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with “breakpoints” that serve to reduce the fee as the fund attains a certain size. The Senior Officer did not recommend institution of breakpoints in pricing Federated's fund advisory services at this time.

  It was noted in the materials for the Board meeting that for the period covered by the report, the Fund's investment advisory fee was waived in its entirety. The Board reviewed the contractual fee rate and other expenses of the Fund with the Adviser and was satisfied that the overall expense structure of the Fund remained competitive.

  The Senior Officer's evaluation noted his belief that the information and observations contained in his evaluation supported a finding that the proposed management fees are reasonable, and that Federated appeared to provide appropriate administrative services to the Fund for the fees paid. Under these circumstances, no changes were recommended to, and no objection was raised to, the continuation of the Fund's advisory contract. The Board concluded that the nature, quality and scope of services provided the Fund by the Adviser and its affiliates were satisfactory.

  Annual Shareholder Report

  In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an advisory contract. In particular, the Board recognized that many shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and with the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's approval of the advisory contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund.

  The Board based its decision to approve the advisory contract on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were relevant, the Board's decision to approve the contract reflects its determination that Federated's performance and actions provided a satisfactory basis to support the decision to continue the existing arrangements.

  Annual Shareholder Report

  Voting Proxies on Fund Portfolio Securities

  A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on “Form N-PX” of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available from Federated's Web site at FederatedInvestors.com. To access this information from the “Products” section of the Web site, click on the “Prospectuses and Regulatory Reports” link under “Related Information,” then select the appropriate link opposite the name of the Fund; or select the name of the Fund and from the Fund's page, click on the “Prospectuses and Regulatory Reports” link. Form N-PX filings are also available at the SEC's Web site at www.sec.gov.

  Quarterly Portfolio Schedule

  The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q.” These filings are available on the SEC's Web site at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information from the “Products” section of Federated's Web site at FederatedInvestors.com by clicking on “Portfolio Holdings” under “Related Information,” then selecting the appropriate link opposite the name of the Fund; or select the name of the Fund and from the Fund's page, click on the “Portfolio Holdings” link.

  Annual Shareholder Report

  Mutual funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

  This Report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's Prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

  Federated Institutional High Yield Bond Fund
  Federated Investors Funds
  4000 Ericsson Drive
  Warrendale, PA 15086-7561

  Contact us at FederatedInvestors.com
  or call 1-800-341-7400.

  Federated Securities Corp., Distributor

  Cusip 31420B300

  29856 (12/09)

  Federated is a registered mark of Federated Investors, Inc.
  2009 Federated Investors, Inc.

  Item 2.                      Code of Ethics

  (a) As of the end of the period covered by this report, the registrant has adopted a code of ethics (the "Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers") that applies to the registrant's Principal Executive Officer and Principal Financial Officer; the registrant's Principal Financial Officer also serves as the Principal Accounting Officer.

  (c) Not Applicable

  (d) Not Applicable

  (e) Not Applicable

  (f)(3) The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics.  To request a copy of the code of ethics, contact the registrant at 1-800-341-7400, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

  Item 3. Audit Committee Financial Expert

  The registrant's Board has determined that each of the following members of the Board's Audit Committee is an “audit committee financial expert,” and is "independent," for purposes of this Item:   Nicholas P. Constantakis, Charles F. Mansfield, Jr. and Thomas M. O’Neill.

  Item 4.                      Principal Accountant Fees and Services

  (a)           Audit Fees billed to the registrant for the two most recent fiscal years:

  Fiscal year ended 2009 - $74,700

  Fiscal year ended 2008 - $73,400

  (b)                      Audit-Related Fees billed to the registrant for the two most recent fiscal years:

  Fiscal year ended 2009 - $0

  Fiscal year ended 2008 - $0

  Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

  (c)                       Tax Fees billed to the registrant for the two most recent fiscal years:

  Fiscal year ended 2009 - $0

  Fiscal year ended 2008 - $0

  Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

  (d)                      All Other Fees billed to the registrant for the two most recent fiscal years:

  Fiscal year ended 2009 - $0

  Fiscal year ended 2008 - $0

  Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

  (e)(1)                      Audit Committee Policies regarding Pre-approval of Services.

  The Audit Committee is required to pre-approve audit and non-audit services performed by the independent auditor in order to assure that the provision of such services do not impair the auditor’s independence.  Unless a type of service to be provided by the independent auditor has received general pre-approval, it will require specific pre-approval by the Audit Committee.  Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee.

  Certain services have the general pre-approval of the Audit Committee.  The term of the general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different period.  The Audit Committee will annually review the services that may be provided by the independent auditor without obtaining specific pre-approval from the Audit Committee and may grant general pre-approval for such services.  The Audit Committee will revise the list of general pre-approved services from time to time, based on subsequent determinations.  The Audit Committee will not delegate its responsibilities to pre-approve services performed by the independent auditor to management.

  The Audit Committee has delegated pre-approval authority to its Chairman.  The Chairman will report any pre-approval decisions to the Audit Committee at its next scheduled meeting.  The Committee will designate another member with such pre-approval authority when the Chairman is unavailable.

  AUDIT SERVICES

  The annual Audit services engagement terms and fees will be subject to the specific pre-approval of the Audit Committee.  The Audit Committee must approve any changes in terms, conditions and fees resulting from changes in audit scope, registered investment company (RIC) structure or other matters.

  In addition to the annual Audit services engagement specifically approved by the Audit Committee, the Audit Committee may grant general pre-approval for other Audit Services, which are those services that only the independent auditor reasonably can provide.  The Audit Committee has pre-approved certain Audit services, all other Audit services must be specifically pre-approved by the Audit Committee.

  AUDIT-RELATED SERVICES

  Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements or that are traditionally performed by the independent auditor.  The Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor, and has pre-approved certain Audit-related services, all other Audit-related services must be specifically pre-approved by the Audit Committee.

  TAX SERVICES

  The Audit Committee believes that the independent auditor can provide Tax services to the Company such as tax compliance, tax planning and tax advice without impairing the auditor’s independence.  However, the Audit Committee will not permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations.  The Audit Committee has pre-approved certain Tax services, all Tax services involving large and complex transactions must be specifically pre-approved by the Audit Committee.

  ALL OTHER SERVICES

  With respect to the provision of services other than audit, review or attest services the pre-approval requirement is waived if:

(1)
  The aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues paid by the registrant, the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant to its accountant during the fiscal year in which the services are provided;

(2)
  Such services were not recognized by the registrant, the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant  at the time of the engagement to be non-audit services; and

(3)
  Such services are promptly brought to the attention of the Audit Committee of the issuer and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee who are members of the board of directors to whom authority to grant such approvals has been delegated by the Audit Committee.

  The Audit Committee may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, and would not impair the independence of the auditor.

  The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of prohibited non-audit services and the applicability of exceptions to certain of the prohibitions.

  PRE-APPROVAL FEE LEVELS

  Pre-approval fee levels for all services to be provided by the independent auditor will be established annually by the Audit Committee.  Any proposed services exceeding these levels will require specific pre-approval by the Audit Committee.

  PROCEDURES

  Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the independent auditor and the Principal Accounting Officer and/or Internal Auditor, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

  (e)(2)                      Percentage of services identified in items 4(b) through 4(d) that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

  4(b)

  Fiscal year ended 2009 – 0%

  Fiscal year ended 2008 - 0%

  Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

  4(c)

  Fiscal year ended 2009 – 0%

  Fiscal year ended 2008 – 0%

  Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

  4(d)

  Fiscal year ended 2009 – 0%

  Fiscal year ended 2008 – 0%

  Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

(f)	NA

(g)	Non-Audit Fees billed to the registrant, the registrant’s investment adviser, and certain entities controlling, controlled by or under common control with the investment adviser:
  Fiscal year ended 2009 - $215,906

  Fiscal year ended 2008 - $118,159

  (h)                      The registrant’s Audit Committee has considered that the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

  Item 5.                      Audit Committee of Listed Registrants

  Not Applicable

  Item 6.                      Schedule of Investments

  Not Applicable

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not Applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not Applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not Applicable

  Item 10.                      Submission of Matters to a Vote of Security Holders

  Not Applicable

  Item 11.                                Controls and Procedures

  (a) The registrant’s President and Treasurer have concluded that the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Act) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-(2) under the Act, based on their evaluation of these disclosure controls and procedures within 90 days of the filing date of this report on Form N-CSR.

  (b) There were no changes in the registrant’s internal control over financial reporting (as defined in rule 30a-3(d) under the Act) during the last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

  Item 12.                                Exhibits

  SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant	Federated Institutional Trust

By	/S/ Richard A. Novak
Richard A. Novak, Principal Financial Officer
Date	December 22, 2009

  Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/S/ J. Christopher Donahue
J. Christopher Donahue, Principal Executive Officer
Date	December 22, 2009

By	/S/ Richard A. Novak
Richard A. Novak, Principal Financial Officer

Date	December 22, 2009